                                                                    Exhibit 10.4
                                                                    ------------

                           STOCK PURCHASE AGREEMENT

     This Agreement ("Agreement") is made as of May 28, 1998 by and among PrivateBancorp, Inc., a Delaware corporation (the "Seller"), FBO Ralph B. Mandell IRA, Delaware Charter Guarantee and Trust Co., Trustee, account number 044-56840-1-2 (the "Account"), and The Ralph B. Mandell Revocable Trust UTA dated 6/5/97 (the "Purchaser").

     WHEREAS, Seller desires to sell, and the Account and Purchaser together desire to purchase, four thousand five hundred forty-five (4,545) shares of the Common Stock of PrivateBancorp, Inc., a Delaware corporation (the "Company");

     NOW THEREFORE, the parties hereto agree as follows:

     Section 1.  Purchase.
                 --------

          1.1 Pursuant to the terms and conditions of this Agreement, Seller hereby agrees to sell to the Account and the Purchaser, and the Account and the Purchaser hereby agrees to purchase from Seller, four thousand five hundred forty-five (4,545) shares (the "Shares") of Common Stock, without par value, of the Company.

          1.2 The purchase price for the Shares to be paid by the Purchaser to the Seller at the Closing, as provided in Section 1.3 hereof, shall be $220.00 per Share for a total purchase price of $999,900.00 (the "Purchase Price").

          1.3 The Purchase Price shall be paid by delivery to Seller at Closing of (a) cash in the amount of $50,160.00 from the Account, and (b) a Secured Promissory Note (the "Note") from the Purchaser in the form of Exhibit A attached hereto, in the amount of $949,740.00, with interest accruing at 5.69 percent, compounded annually, payable in the manner set forth in the Note.

     Section 2.  Closing.
                 -------

          2.1 The Closing shall take place, subject to the conditions set forth in Section 2.2 hereof at 5:00 P.M. on May 28, 1998, at the offices of the Company. The date and time of Closing are herein referred to as the "Closing Date".

          2.2 The obligation of the Seller to sell the Shares, and the obligation of the Account and Purchaser to purchase the Shares, is subject to the conditions set forth below being complied with to the satisfaction of, or waived by, the Seller, the Account or the Purchaser, as the case may be, on or before the Closing Date.

                 2.2.1   Delivery of Stock Certificates. The Seller shall issue
                         ------------------------------
     and deliver, from the corporate treasury or otherwise, to the Account one or more stock certificates evidencing two hundred twenty-eight (228) Shares, duly registered to the Account. In the same manner, the Seller shall deliver to Purchaser one or more stock certificates evidencing four thousand three hundred seventeen (4,317) Shares, duly registered to Purchaser.

                 2.2.2  Delivery of Purchase Price. The Seller shall have
                        --------------------------
     received cash from the Account and the executed Note from the Purchaser, together representing the entire Purchase Price.

                 2.2.3  Delivery of Pledge Agreement. The Pledge Agreement, a
                        ----------------------------
     form of which is attached hereto as Exhibit B, has been fully executed and delivered to Seller.

                 2.2.4  Seller's Representations and Warranties.  The
                        ---------------------------------------
     representations and warranties of Seller contained in this Agreement shall be true and correct as of the Closing Date.

                 2.2.5  Purchaser's and Account's Representations and
                        ---------------------------------------------
     Warranties. The representations and warranties of Purchaser and of the
     ----------
     Account contained in this Agreement shall be true and correct as of the Closing Date.

     Section 3.  Seller's Representations and Warranties. Seller represents and
                 ---------------------------------------
warrants to the Purchaser and the Account that:

          3.1    Organization, Etc.  It is a corporation duly incorporated,
                 ------------------
validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

          3.2    Authorization. This Agreement has been duly authorized,
                 -------------
executed and delivered by the Seller.

          3.3    No Violation.  The execution, delivery or performance by the
                 ------------
Seller of this Agreement does not contravene any law, regulation, order or judgment applicable to or binding on the Seller or any provision of the charter or by-laws of the Seller, and will not result in a breach of, or constitute a default under, or contravene any provisions of, any agreement to which the Seller is a party or by which he is bound.

          3.4    No Consents or Approvals.  Neither the execution, delivery or
                 ------------------------
performance by the Seller of this Agreement requires the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, any Federal, state or local governmental commission, authority, agency or body.

     Section 4.  Purchaser's and Account's Representation and Warranties.
                 -------------------------------------------------------
Purchaser and the Account represent and warrant to the Seller that:

          4.1    No Violation.  The execution, delivery or performance of this
                 ------------
Agreement by the Purchaser or by the Account does not contravene any law, regulation, order or judgment applicable to or binding on the Purchaser or the Account and will not result in a breach of, or constitute a default under, or contravene any provision of, any agreement to which the Purchaser or the Account is a party or by which it is bound.

          4.2    No Consents or Approvals.  Neither the execution, delivery or
                 ------------------------
performance of this Agreement by the Purchaser nor by the Account requires the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, any Federal, state or local governmental commission, authority, agency or body.

          4.3    Securities Laws.  The Purchaser and the Account acknowledge and
                 ---------------
agree that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, and that the transfer of the Shares may be effected only pursuant to an effective registration under the Securities Act and applicable state securities laws or an exemption therefor. The Purchaser and the Account are acquiring the Shares for their own accounts for the purpose of investment only and not with a present intention to transfer, hypothecate, resell or otherwise distribute such Shares within the meaning of the Securities Act and applicable state securities laws.

     Section 5.  Further Assurances.
                 ------------------

          5.1    By Seller. Seller will do, execute, acknowledge and deliver, or
                 ---------
shall cause to be done, executed, acknowledged and delivered all such further acts, conveyances and assurances the Purchaser or the Account may reasonably require for accomplishment of the purposes of this Agreement.

          5.2    By Purchaser.  The Purchaser and the Account will do, execute,
                 ------------
acknowledge and deliver, or shall cause to be done, executed, acknowledged and delivered, all such further acts, conveyances and assurances as Seller may reasonably require for accomplishment of the purposes of this Agreement.

     Section 6.  Miscellaneous.
                 -------------

          6.1    Counterparts.  This Agreement may be executed by the parties
                 ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          6.2  Amendment.  Neither this Agreement nor any of the terms hereof
               ---------
may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing which purports to terminate, amend, supplement, waive or modify this Agreement or any of the terms hereof and is signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.

          6.3  Successors and Assigns.  The terms of this Agreement shall be
               ----------------------
binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          6.4  Governing Law.  This Agreement, including all matters of
               -------------
construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois.

          6.5  Notices.  Except as otherwise provided in this Agreement, all
               -------
notices hereunder shall be in writing and shall be given by mail, personal delivery, overnight courier, telecopy or any other customary means of written communication at the addresses set forth on the signature pages hereof, or at such other addresses as may be specified by written notice to the parties hereto, and shall become effective when received by the addressees.

          6.6  Severability of Provisions.  Any provision of this Agreement
               --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          6.7  Headings.  The headings used herein are for convenience of
               --------
reference only and shall not define or limit any of the terms or provisions hereof.

          6.8  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between the parties hereto and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date and year first above written.

   SELLER                           PURCHASER

   PrivateBancorp, Inc.,            The Ralph B. Mandell Revocable Trust
   a Delaware corporation           UTA dated 6/5/97

   By:________________________      By:__________________________________

   Its:_______________________      Its:_________________________________

   By:________________________      ADDRESS:

   Its:_______________________      The Ralph B. Mandell Revocable Trust
                                    UTA dated 6/5/97
                                    c/o Ralph B. Mandell
   ADDRESS:                         PrivateBancorp, Inc.
                                    Ten North Dearborn, Suite 900
   PrivateBancorp, Inc.             Chicago, IL 60602
   Attn:  Donald A. Roubitchek,
   Chief Financial Officer
   Ten North Dearborn, Suite 900    ACCOUNT
   Chicago, IL 60602
                                    FBO Ralph B. Mandell IRA, account
                                    number 044-56840-1-2
                                    By:  Delaware Charter Guarantee and
                                    Trust Co., Trustee

                                    By:__________________________________

                                    Its:_________________________________

                                    ADDRESS:

                                    FBO Ralph B. Mandell IRA, Delaware
                                    Charter Guarantee and Trust Co.,
                                    Trustee, account number 044-56840-1-2
                                    c/o Ralph B. Mandell
                                    PrivateBancorp, Inc.
                                    Ten North Dearborn, Suite 900
                                    Chicago, IL 60602

                                   EXHIBIT A


Amount:        $949,740
Date:      May 28, 1998
Due:       May 28, 2003

                            SECURED PROMISSORY NOTE

     For value received, The Ralph B. Mandell Revocable Trust UTA dated 6/5/97 (the "Borrower") promises to pay to the order of PrivateBancorp, Inc. (the "Company") the principal amount of Nine Hundred Forty-Nine Thousand Seven Hundred Forty Dollars ($949,740) with interest of 5.69 percent per annum, compounded annually (the "Interest"), on the principal amount of this Secured Promissory Note (the "Note") from time to time outstanding, payable on May 28, 2003 or the earlier of (a) the sale of any of the four thousand five hundred forty-five (4,545) shares of Common Stock of PrivateBancorp, Inc. pledged by the Borrower under the Pledge Agreement dated this date by and between the Borrower and the Company (the "Pledge Agreement"), or (b) the termination of Ralph B. Mandell's employment with the Company. The Interest shall be forgiven by the Company in the following percentages at the following times: (a) the first 25% of the accumulated interest on this Note on May 28, 2000; (b) the second 25% of the accumulated interest on this Note on May 28, 2001; (c) the third 25% of the accumulated interest on this Note on May 28, 2002; and (d) the balance of the accumulated interest on this Note on May 28, 2003. For the purposes hereof, accumulated interest assumes the total interest accrued given that the Note is not prepaid before May 28, 2003. Unless otherwise specified, all terms not defined herein shall have the meanings given to them in the Stock Purchase Agreement dated this date by and among the Seller, the Account and the Borrower.

     This Note is secured by, issued pursuant to, and entitled to the benefits of, the Pledge Agreement, to which agreement reference should be made for a more complete statement of the terms and conditions under which the loan evidenced hereby is made, as to the nature and extent of the security ("Collateral") for this Note, the rights of the Company, and any holder of this Note with respect to the Collateral and the acceleration of the maturity of this Note.

     The Company, and any subsequent holder of this Note, by acceptance of this Note agrees that the Borrower has and shall have personal liability and obligation with respect to payment of this Note or other Indebtedness (as defined in the Pledge Agreement).

     The rights of the holders hereof shall be governed by Illinois law.

     This Note may be prepaid at any time without penalty. All payments on this Note shall first be applied to accrued and unpaid interest and then to principal.


                                    THE RALPH B. MANDELL REVOCABLE TRUST
                                    UTA DATED 6/5/97


                                    By:__________________________________

                                    Its:_________________________________

                                   EXHIBIT B

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT is entered into as of this 28th day of May, 1998 by and between The Ralph B. Mandell Revocable Trust UTA dated 6/5/97 ("Pledgor") and PrivateBancorp, Inc., a Delaware corporation (the "Company").

     NOW, THEREFORE, in consideration of the terms and conditions mentioned herein, the parties hereto agree to as follows:

     1. GRANT OF SECURITY INTEREST IN SHARES. As security for the repayment of the Secured Promissory Note dated May 28, 1998 in the amount of $949,740 (the "Note") of Pledgor to the Company, and any and all costs and expenses, including reasonable attorneys fees incurred to collect the Note and interest (collectively, the "Indebtedness"), Pledgor hereby grants to the Company a lien on and security interest in, and acknowledges and agrees that the Company has and shall continue to have a continuing lien on and security interest in, all right, title and interest of Pledgor to the following: (a) four thousand five hundred forty-five (4,545) shares of stock in the Company, owned by Pledgor, which are being delivered to the Company with executed stock power attached, receipt for which is hereby acknowledged, and all substitutions and additions to such shares (herein, the "Pledged Securities"), (b) all dividends, distributions and sums distributable to or payable from, upon or in respect of the Pledged Securities, (c) all other rights and privileges incident to the Pledged Securities, and (d) all proceeds of the foregoing (all of the foregoing being hereinafter referred to collectively as the "Collateral"). Said Pledged Securities will be returned to Pledgor in their entirety upon full payment of the Note.

     2. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. Pledgor hereby covenants and agrees with, and represents and warrants to, the Company that:

          a. The certificates for all shares of the Pledged Securities shall be delivered by Pledgor to the Company duly endorsed in blank for transfer or accompanied by an appropriate assignment or an appropriate undated stock power or powers, sufficient to transfer title thereto. The Company may at any time after the occurrence of an Event of Default cause to be transferred into its name or into the name of its nominee any and all of the Pledged Securities. The Company shall at times have the right to exchange certificates representing the Pledged Securities for certificates of smaller or larger denomination.

          b. Pledgor is and shall be the sole and lawful legal, record and beneficial owner of the Collateral. Pledgor shall not, without the Company's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Company hereunder. Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Company.

     3. VOTING RIGHTS AND DIVIDENDS. Unless and until an Event of Default hereunder has occurred and thereafter until notified by the Company pursuant to
Section 4(b) hereof:

          a. Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral, or any part thereof, for all purposes not inconsistent with the terms of the Agreement.

          b. Pledgor, as owner of the Pledged Securities, shall be entitled to all dividends and distributions, provided no Event of Default has occurred and is continuing.

     4.   DEFAULTS AND REMEDIES.

          a. The failure to pay the principal and interest under the Note when due under the terms of the Note, including the sale of any of the four thousand five hundred forty-five (4,545) shares of Common Stock of PrivateBancorp, Inc. pledged by Pledgor pursuant to this Agreement, or the termination of Ralph B. Mandell's employment with the Company; or the breach of any representation, warranty or other covenant of Pledgor hereunder shall constitute an Event of Default.

          b. Upon the occurrence of any Event of Default, all outstanding principal and accrued but unpaid interest under the Note, other than any interest forgiven pursuant to the Note, shall immediately become due and payable.

          c. Upon the occurrence of any Event of Default, all rights of Pledgor to exercise the voting and/or consensual powers which he is entitled to exercise pursuant to Section 3(a) hereof shall, at the option of the Company cease and thereupon become vested in the Company which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Company were absolute owner thereof.

          d. Upon the occurrence of any Event of Default, the Company shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC, and further, the Company may, without demand and without advertisement, notice, hearing or process of law to the extent permitted by law, all of which Pledgor waives to the extent permitted by law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at the Company's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Company deem advisable, in its sole discretion. In the exercise of any such remedies, the Company may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Note. The Company is authorized at any sale or other disposition of the Collateral, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own accord for investment, and not with a view to the distribution or resale of any of the Collateral. Pledgor shall pay the Company all costs and expenses incurred by the Company, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Note or in the prosecution or defense of any action or proceeding by or against the Company, such concerning any matter arising out of or connected with this Agreement or the Collateral or the Notes including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute).

          e. The proceeds of the Collateral at any time received by the Company during the existence of any Event of Default shall, when received by the Company in cash or its equivalent, be applied by the Company in reduction of, or as collateral security for, the Note. Any surplus remaining after the full payment and satisfaction of the Note shall be returned to Pledgor.

     5.   MISCELLANEOUS.

          a. Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement among the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written.

          b. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Illinois.

          c. Further Assurances. Pledgor agrees to execute and deliver to the Company such further agreements, assignments, instruments and documents and to do all such other things as the Company may deem necessary or appropriate to assure the Company its lien and security interest hereunder, including such assignments, stock powers, financing statements, instruments and documents as the Company may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "UCC").

          d. Notices. Any notices given in connection with this Agreement shall be in writing and either personally delivered or mailed to the last known address of the recipient using certified mail, return receipt requested. Until further notice, notice by mail shall be addressed as follows:

               If to Pledgor: Ralph B. Mandell
                              c/o PrivateBancorp, Inc.
                              Ten North Dearborn, Suite 900
                              Chicago, IL  60602

               If to the Company:  PrivateBancorp, Inc.
                                   Ten North Dearborn, Suite 900
                                   Chicago, IL  60602
                                   Attn:  Donald A. Roubitchek,
                                   Chief Financial Officer

          e. Headings. The headings in this Agreement are inserted for convenience of reference only and shall not constitute part hereof.

          f. Severability. If any provision herein is held invalid or unenforceable, the remainder of this Agreement shall not be affected thereby.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first written.


THE RALPH B. MANDELL REVOCABLE TRUST       PRIVATEBANCORP, INC.
UTA DATED 6/5/97


By:_________________________________       By:__________________________

Title:______________________________       Title:_______________________


                                           By:__________________________

                                           Title:_______________________